UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 ___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 12, 2013
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA 02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 12, 2013, we entered into securities purchase agreements with investors to sell units consisting of an aggregate of 11,000,000 shares of our common stock, warrants to purchase up to an aggregate of 11,000,000 shares of our common stock at an exercise price of $0.50 per share which will be exercisable for five years from issuance, and warrants to purchase up to an aggregate of 5,500,000 shares of our common stock at an exercise price of $0.50 per share which will be exercisable for one year from issuance, for gross proceeds of $5,500,000. The net proceeds of the offering, after deducting approximately $385,000 in placement agent fees and approximately $150,000 in other estimated transaction expenses, are estimated to be approximately $5.0 million. Each unit consists of one share of common stock, a five-year warrant to purchase one share of common stock and a one-year warrant to purchase one-half share of common stock. The price per unit at which the units are being sold in the offering is $0.50. The offer and sale of the units has been registered under the Securities Act of 1933, as amended, pursuant to Registration Statement filed with the Securities and Exchange Commission (File No.333-185053). Burrill Securities LLC is placement agent for the offering in a co-lead capacity and Dawson James Securities, Inc. is acting as sub-agent in a co-lead capacity. The Benchmark Company, LLC is acting as sub-agent.

In addition to cash fees, upon closing of the offering, the placement agent will receive a warrant to purchase 770,000 shares of our common stock at an exercise price of $0.625 per share, expiring on February 4, 2018.

A copy of the form of securities purchase agreement entered into with the purchasers of the units is attached as Exhibit 10.1 to this current report and is incorporated in this description by reference. A copy of the form of common stock purchase warrant (both five-year and one-year warrants) that will be issued to the purchasers is attached as Exhibit 4.1 to this current report and is incorporated in this description by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

A copy of the press release issued by us on February 13, 2013 announcing the entry into the securities purchase agreements in connection with the offering is furnished as Exhibit 99.1 and is incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title

4.1	Form of Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement dated February 12, 2013
99.1	Press Release dated February 13, 2013 entitled “Novelos Therapeutics Prices $5.5 Million Public Offering”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2013	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and Chief Executive Officer

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EXHIBIT INDEX

Number	Title

4.1	Form of Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement dated February 12, 2013
99.1	Press Release dated February 13, 2013 entitled “Novelos Therapeutics Prices $5.5 Million Public Offering”

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